AMENDMENT NO. 7 TO

TRANSFER AGENCY AGREEMENT

This Amendment No. 7 (this "Amendment No. 7") between ProFunds and ProFunds Distributors, Inc. (collectively, the "Clients") and FIS Investor Services LLC, formerly known as SunGard Investor Services LLC (assignee of Citi Fund Services Ohio, Inc., assignee of BISYS Fund Services Ohio Inc.) ("FIS") is entered into as of October 4, 2022 ("Amendment Effective Date"), and amends the Transfer Agency Services Agreement between FIS and the Clients dated January 1, 2007, as amended on each of March 19, 2009, April 1, 2015, April 1, 2018, March 1, 2020, July 26, 2021, and July 26, 2021 (as amended, the "Agreement").

All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement, except that (i) all references in the Agreement to "SunGard Investor Services LLC" or "Citi Fund Services Ohio, Inc." or "BISYS Fund Services Ohio Inc." shall be read as references to "FIS Investor Services LLC," (ii) all references in the Agreement to "SIS" shall be read as references to "FIS," and (iii) all references in sections 2 and 4 of the Agreement to BFI shall mean "FIS Investor Services or the properly appointed successor custodian."

WHEREAS, FIS and the Clients wish to update Schedule A, Schedule C, and Appendix B-7 to the Agreement as set forth in this Amendment No. 7.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises hereinafter contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Clients and FIS agree to amend the Agreement as of the Amendment Effective Date as follows:

1.The Short Bitcoin Strategy ProFund shall be added to the Funds listed in Schedule A, and the restated Schedule A shall be as set forth in Appendix 1 hereto.

2.The Short Bitcoin Strategy ProFund shall be added to the Funds listed in Appendix B-7, and the restated Appendix B-7 shall be as set forth in Appendix 2 hereto.

3.The Recurring Fees table in Schedule C (Transfer Agent Fees) of the Agreement shall be deleted in its entirety and replaced with the following:

"Recurring Fees (includes oversight and management of services):

1-100 CUSIPS	$2,500 / Month ($25 per CUSIP per Month)
101 up to 150 CUSIPS	$300 / Month ($15 per CUSIP per Month)"

3.Miscellaneous.

(a)This Amendment No. 7 supplements and amends the Agreement. The provisions set forth in this Amendment No. 7 supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein. After the Amendment Effective Date, each reference to the Agreement in every other agreement, contract or instrument to which the parties are bound that are related

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to the transfer agency services provided under the Agreement, shall hereafter be construed as a reference to the Agreement as amended by this Amendment No. 7.

(b)No amendment or modification to this Amendment No. 7 shall be valid unless made in writing and executed by both parties hereto.

(c)This Amendment No. 7 may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement. Facsimile, scanned image or electronic signatures are as valid as originals.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have caused the provisions of this Amendment No. 7 to become effective on the Amendment Effective Date.

FIS Investor Services LLC	ProFunds
By: /s/Peggy Poche	By:/s/Todd Johnson
Name: Peggy Poche	Name: Todd Johnson
Title: Accounting Manager	Title: President
Date: October 11, 2022	Date: October 7, 2022
ProFunds Distributors, Inc.
By:/s/Steven B. Cohen
Name: Steven B. Cohen
Title: President
Date: October 10, 2022
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APPENDIX 1 to Amendment No. 7

SCHEDULE A

TO THE TRANSFER AGENCY AGREEMENT BEWTEEN PROFUNDS AND FIS

INVESTOR SERVICES

Series of ProFunds

Access Flex Bear High Yield ProFund

Access Flex High Yield ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Bear ProFund

Biotechnology UltraSector ProFund

Bitcoin Strategy ProFund

Bull ProFund

Communication Services UltraSector ProFund1

Consumer Goods UltraSector ProFund

Consumer Services UltraSector ProFund

Europe 30 ProFund

Falling U.S. Dollar ProFund

Financials UltraSector ProFund

Government Money Market ProFund

Health Care UltraSector ProFund

Industrials UltraSector ProFund

Internet UltraSector ProFund

Large-Cap Growth ProFund

Large-Cap Value ProFund

Mid-Cap ProFund

Mid-Cap Growth ProFund

Mid-Cap Value ProFund

Nasdaq-100 ProFund

Oil & Gas UltraSector ProFund

Oil Equipment & Services UltraSector ProFund2

Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Rising Rates Opportunity ProFund

Rising Rates Opportunity 10 ProFund

Rising U.S. Dollar ProFund

Semiconductor UltraSector ProFund

Short Bitcoin Strategy ProFund

Short Nasdaq-100 ProFund

Short Oil & Gas ProFund

Short Precious Metals ProFund

Short Real Estate ProFund

Short Small-Cap ProFund

Small-Cap ProFund

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Small-Cap Growth ProFund

Small-Cap Value ProFund

Technology UltraSector ProFund

Telecommunications UltraSector ProFund

U.S. Government Plus ProFund

UltraBear ProFund

UltraBull ProFund

UltraChina ProFund

UltraDow 30 ProFund

UltraEmerging Markets ProFund

UltraInternational ProFund

UltraJapan ProFund

UltraLatin America ProFund

UltraMid-Cap ProFund

UltraNasdaq-100 ProFund

UltraShort China ProFund

UltraShort Dow 30 ProFund

UltraShort Emerging Markets ProFund

UltraShort International ProFund

UltraShort Japan ProFund

UltraShort Latin America ProFund

UltraShort Mid-Cap ProFund

UltraShort Nasdaq-100 ProFund

UltraShort Small-Cap ProFund

UltraSmall-Cap ProFund

Utilities UltraSector ProFund

Series of ProFunds VP

ProFund Access VP High Yield

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Bull

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Government Money Market

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

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ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Oil & Gas

ProFund VP Nasdaq-100

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Semiconductor

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short Mid-Cap

ProFund VP Short International

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP U.S. Government Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP Ultra Nasdaq-100

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

ProFund VP UltraSmall-Cap

ProFund VP Utilities

1f/k/a Mobile Telecommunications UltraSector ProFund

2f/k/a Oil Equipment, Services & Distribution UltraSector ProFund

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APPENDIX 2 to Amendment No. 7

APPENDIX B-7

TO THE TRANSFER AGENCY AGREEMENT BEWTEEN PROFUNDS AND FIS INVESTOR

SERVICES

ProFunds Funds

ACCESS FLEX BEAR HIGH YIELD-INV

ACCESS FLEX BEAR HIGH YIELD-SVC

ACCESS FLEX HIGH YIELD-INV

ACCESS FLEX HIGH YIELD-SVC

BANKS-INV

BANKS-SVC

BASIC MATERIALS-INV

BASIC MATERIALS-SVC

BEAR-INV

BEAR-SVC

BIOTECHNOLOGY-INV

BIOTECHNOLOGY-SVC

BITCOIN STRATEGY PROFUND-INV

BULL-INV

BULL-SVC

COMMUNICATION SERVICES - INV

COMMUNICATION SERVICES - SVC

CONSUMER GOODS - INV

CONSUMER GOODS - SVC

CONSUMER SERVICES - INV

CONSUMER SERVICES - SVC

EUROPE 30-INV

EUROPE 30-SVC

FALLING U.S DOLLAR-INV

FALLING U.S DOLLAR-SVC

FINANCIALS - INV

FINANCIALS - SVC

GOVERNMENT MONEY MARKET PROFUND-INV

GOVERNMENT MONEY MARKET PROFUND-SVC

HEALTH CARE - INV

HEALTH CARE - SVC

INDUSTRIALS - INV

INDUSTRIALS - SVC

INTERNET-INV

INTERNET-SVC

LARGE-CAP GROWTH-INV

LARGE-CAP GROWTH-SVC

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LARGE-CAP VALUE-INV

LARGE-CAP VALUE-SVC

MID-CAP GROWTH-INV

MID-CAP GROWTH-SVC

MID-CAP VALUE-INV

MID-CAP VALUE-SVC

MID-CAP-INV

MID-CAP-SVC

NASDAQ-100-INV

NASDAQ-100-SVC

OIL & GAS - INV

OIL & GAS - SVC

OIL EQUIPMENT & SERVICES-INV

OIL EQUIPMENT & SERVICES-SVC

PHARMACEUTICALS-INV

PHARMACEUTICALS-SVC

PRECIOUS METALS-INV

PRECIOUS METALS-SVC

REAL ESTATE-INV

REAL ESTATE-SVC

RISING RATES OPPORTUNITY 10-INV

RISING RATES OPPORTUNITY 10-SVC

RISING RATES-INV

RISING RATES-SVC

RISING U.S DOLLAR-INV

RISING U.S DOLLAR-SVC

SEMICONDUCTOR-INV

SEMICONDUCTOR-SVC

SHORT BITCOIN STRATEGY PROFUND-INV

SHORT NASDAQ-100-INV

SHORT NASDAQ-100-SVC

SHORT OIL & GAS - INV

SHORT OIL & GAS - SVC

SHORT PRECIOUS METALS-INV

SHORT PRECIOUS METALS-SVC

SHORT REAL ESTATE - INV

SHORT REAL ESTATE - SVC

SHORT SMALL-CAP-INV

SHORT SMALL-CAP-SVC

SMALL-CAP GROWTH-INV

SMALL-CAP GROWTH-SVC

SMALL-CAP VALUE-INV

SMALL-CAP VALUE-SVC

SMALL-CAP-INV

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SMALL-CAP-SVC

TECHNOLOGY-INV

TECHNOLOGY-SVC

TELECOMMUNICATIONS-INV

TELECOMMUNICATIONS-SVC

U.S. GOV PLUS-INV

U.S. GOV PLUS-SVC

ULTRA DOW 30-INV

ULTRA DOW 30-SVC

ULTRABEAR-INV

ULTRABEAR-SVC

ULTRABULL-INV

ULTRABULL-SVC

ULTRACHINA-INV

ULTRACHINA-SVC

ULTRAEMERGING MARKETS-INV

ULTRAEMERGING MARKETS-SVC

ULTRAINTERNATIONAL-INV

ULTRAINTERNATIONAL-SVC

ULTRAJAPAN-INV

ULTRAJAPAN-SVC

ULTRALATIN AMERICA-INV

ULTRALATIN AMERICA-SVC

ULTRAMID-CAP-INV

ULTRAMID-CAP-SVC

ULTRANASDAQ-100-INV

ULTRANASDAQ-100-SVC

ULTRASHORT CHINA-INV

ULTRASHORT CHINA-SVC

ULTRASHORT DOW 30-INV

ULTRASHORT DOW 30-SVC

ULTRASHORT EMERGING MARKETS-INV

ULTRASHORT EMERGING MARKETS-SVC

ULTRASHORT INTERNATIONAL-INV

ULTRASHORT INTERNATIONAL-SVC

ULTRASHORT JAPAN-INV

ULTRASHORT JAPAN-SVC

ULTRASHORT LATIN AMERICA-INV

ULTRASHORT LATIN AMERICA-SVC

ULTRASHORT MID-CAP-INV

ULTRASHORT MID-CAP-SVC

ULTRASHORT NASDAQ-100-INV

ULTRASHORT NASDAQ-100-SVC

ULTRASHORT SMALL-CAP-INV

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ULTRASHORT SMALL-CAP-SVC

ULTRASMALL-CAP-INV

ULTRASMALL-CAP-SVC

UTILITIES-INV

UTILITIES-SVC

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